UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

ARTHROCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34607	94-3180312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7000 West William Cannon, Building One

Austin, TX  78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On May 29, 2014, ArthroCare Corporation, a Delaware corporation (“ArthroCare”), completed the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 2, 2014, by and among ArthroCare, Smith & Nephew, Inc., a Delaware corporation (“Smith & Nephew”), Rosebud Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Smith & Nephew (“Merger Subsidiary”), and Smith & Nephew plc, an English public limited company.  Pursuant to the Merger Agreement, ArthroCare was acquired by Smith & Nephew through a merger of Merger Subsidiary with and into ArthroCare, with ArthroCare surviving the Merger as a wholly-owned subsidiary of Smith & Nephew.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION
Date: May 29, 2014
	By:	/s/ Richard Rew
Richard Rew
Senior Vice President, General Counsel and Secretary